UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 29, 2010
TRICO MARINE SERVICES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33402	72-1252405
(State or other	(Commission File Number)	(I.R.S. Employer
jurisdiction of		Identification No.)
incorporation)
10001 Woodloch Forest Drive, Suite 610
The Woodlands, Texas 77380
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (713) 780-9926
Not Applicable
(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
     On October 29, 2010, Trico Marine Services, Inc. (the “Company”) issued a press release announcing it has reached an agreement in principle with a steering committee of holders of approximately 83% of the 11-7/8% senior secured notes due 2014 of Trico Shipping AS to implement a restructuring of the outstanding indebtedness of Trico Supply AS and its subsidiaries. Trico Supply AS and Trico Shipping AS are subsidiaries of the Company.
     A copy of the related press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.
Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description

99.1	Press release issued by Trico Marine Services, Inc. dated October 29, 2010.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: November 1, 2010

TRICO MARINE SERVICES, INC.
By:	/s/ Brett A. Cenkus
	Name:	Brett A. Cenkus
	Title:	General Counsel and Secretary

Exhibit Index

Exhibit Number	Description

99.1	Press release issued by Trico Marine Services, Inc. dated October 29, 2010.